                                                                  Exhibit (a)(2)

                             Letter of Transmittal
                        To Tender Shares of Common Stock

                                       of

                                 MedQuist Inc.

              Pursuant to the Offer to Purchase dated June 1, 2000

                                       by

                      Koninklijke Philips Electronics N.V.

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
 NEW YORK CITY TIME, ON WEDNESDAY, JUNE 28, 2000, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:
                    American Stock Transfer & Trust Company

 By Registered Mail:            By Hand Delivery:           By Overnight
                                 40 Wall Street,         Courier:
                                  46th Floor              40 Wall Street, 46th
 40 Wall Street, 46th                                            Floor
        Floor                  New York, New York          New York, New York
  New York, New York                10005                        10005
        10005

       By Facsimile Transmission:         Confirm Facsimile by Telephone Only:
                                                (718) 921-8200 ext. 6820
             (718) 234-5001

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF AN INSTRUCTION VIA A FACSIMILE COPY NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

   THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                       DESCRIPTION OF THE SHARES TENDERED
--------------------------------------------------------------------------------

Name(s) and Address(es) of
   Registered Holder(s)
     (Please fill in,
   if blank, exactly as
 name(s) appear(s) on the                Number of Shares      Number of
 Certificate(s) or on the   Certificate    Evidenced by         Shares
security position listing)  Number(s)(*) Certificate(s)(*)   Tendered(**)
-------------------------------------------------------------------------
                            ---------------------------------------------

                            ---------------------------------------------

                            ---------------------------------------------

                            ---------------------------------------------

                            ---------------------------------------------

                            ---------------------------------------------

                            ---------------------------------------------

                            Total Shares Tendered

--------------------------------------------------------------------------------
  * Need not be completed by Book-Entry Holders.
 ** Unless otherwise indicated, it will be assumed that all shares delivered to the Depositary are being tendered. See Instruction 4.

   This Letter of Transmittal is to be completed by holders of certificates representing Shares (as such term is defined in the Offer to Purchase) (such holders of Shares, collectively, the "Holders"), if certificates for Shares are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of Shares are to be made by Book-Entry Transfer into the account of American Stock Transfer & Trust Company, as Depositary (the "Depositary"), at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in Section 3--"Procedures for Tendering Shares" of the Offer to Purchase. Holders who tender Shares by Book-Entry Transfer are referred to herein as "Book-Entry Holders".

   Any Holders who desire to tender Shares and whose certificate(s) evidencing such Shares (the "Certificates") are not immediately available, or who cannot comply with the procedures for Book-Entry Transfer described in the Offer to Purchase on a timely basis, may nevertheless tender such Shares by following the procedures for guaranteed delivery set forth in Section 3--"Procedures for Tendering Shares" of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                              BOOK-ENTRY TRANSFER
                              (See Instruction 2)

[_]CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT
   MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name(s) of Tendering Institution(s): ________________________________________

   Account Number: _____________________________________________________________

   Transaction Code Number: ____________________________________________________

                           PRIOR GUARANTEED DELIVERY
                              (See Instruction 2)

[_]CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s): ____________________________________________

   Window Ticket Number (if any): ______________________________________________

   Date of Execution of Notice of Guaranteed Delivery: _________________________

   Name of Institution which Guaranteed Delivery: ______________________________

   Account Number (if delivered by Book-Entry Transfer): _______________________

   Transaction Code Number: ____________________________________________________

[_]CHECK HERE IF TENDER IS BEING MADE IN RESPECT OF LOST, MUTILATED OR
   DESTROYED CERTIFICATES. SEE INSTRUCTION 9.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

                          PLEASE READ THE ACCOMPANYING
                             INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to Koninklijke Philips Electronics N.V., a company incorporated under the laws of the Netherlands ("Royal Philips" or "Purchaser"), the above-described shares of common stock, no par value (the "Shares"), of MedQuist Inc., a New Jersey corporation ("MedQuist"), at $51.00 per Share, net to the seller in cash (the "Share Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 1, 2000 and in this related Letter of Transmittal (which, as they may be amended and supplemented from time to time, together constitute the "Offer"). The undersigned understands that Royal Philips reserves the right to assign to any other direct or indirect wholly owned subsidiary of Royal Philips the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but the undersigned further understands that any such assignment will not relieve the Purchaser of its obligations under the Offer and that any such assignment will in no way prejudice the rights of tendering Holders to receive payment for the Shares validly tendered (and not withdrawn) and accepted for payment pursuant to the Offer. This Offer is being made pursuant to the Tender Offer Agreement, dated as of May 22, 2000 (as amended from time to time, the "Tender Offer Agreement"), between the Purchaser and MedQuist.

   Subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends, distributions, rights or other securities issued or issuable in respect of such Shares on or after May 22, 2000 (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Certificates and all Distributions and transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together with all accompanying evidences of transfers and authenticity, to or upon the order of the Purchaser, (b) present such Shares and all Distributions for transfer on the books of MedQuist and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms and subject to the conditions of the Offer as set forth in the Offer to Purchase.

   The undersigned hereby irrevocably appoints each designee of the Purchaser as such attorney-in-fact and proxy of the undersigned, with full power of substitution, to vote the Shares as described below in such manner as each such attorney-in-fact and proxy (or any substitute thereof) shall deem proper in its sole discretion, and to otherwise act (including pursuant to written consent) to the full extent of the undersigned's rights with respect to the Shares and all Distributions tendered hereby and accepted for payment by the Purchaser prior to the time of such vote or action. All such proxies shall be considered coupled with an interest in the tendered Shares and shall be irrevocable and are granted in consideration of, and are effective upon, the acceptance for payment of such Shares and all Distributions in accordance with the terms of the Offer. Such acceptance for payment by the Purchaser shall revoke, without further action, any other proxy or power of attorney granted by the undersigned at any time with respect to such Shares and all Distributions and no subsequent proxies or powers of attorney will be given (or, if given, will not be deemed effective) with respect thereto by the undersigned. The designees of the Purchaser will, with respect to the Shares for which the appointment is effective, be empowered to exercise all voting and other rights as they in their sole discretion may deem proper at any annual, special, adjourned or postponed meeting of MedQuist's shareholders, by written consent or otherwise, and the Purchaser reserves the right to require that, in order for Shares or any Distributions to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise all rights (including, without limitation, all voting rights) with respect to such Shares and receive all Distributions.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and all Distributions tendered hereby and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and all Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Purchaser shall be, subject to applicable law, entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

   No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Subject to the withdrawal rights set forth in Section 4--"Rights of Withdrawal" of the Offer to Purchase, the tender of the Shares and related Distributions hereby made is irrevocable.

   The undersigned understands that tenders of the Shares pursuant to any of the procedures described in Section 3--"Procedures for Tendering Shares" of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Offer. Without limiting the generality of the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Tender Offer Agreement, the price to be paid to the undersigned will be amended. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

   Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price and/or return any Certificates not tendered or not accepted for payment in the name(s) of the registered Holder(s) appearing under "Description of Shares Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price and/or return any Certificates not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered Holder(s) appearing under "Description of Shares Tendered". In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Certificates not so tendered or accepted for payment in the name of, and deliver said check and/or return such Certificates to, the person or persons so indicated. Unless otherwise indicated under Special Payment Instructions, please credit any Shares tendered herewith by Book-Entry Transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

 SPECIAL PAYMENT INSTRUCTIONS (See           SPECIAL DELIVERY INSTRUCTIONS
    Instructions 1, 5, 6 and 7)             (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if                   To be completed ONLY if
 Certificate(s) that are not               Certificate(s) that are not
 tendered or that are not                  tendered or that are not
 purchased, including as a result          purchased and/or the check for
 of proration, and/or the check            the purchase price of Shares
 for the purchase price of Shares          purchased are to be sent to
 purchased are to be issued in the         someone other than the
 name of someone other than the            undersigned, or to the
 undersigned, or if Shares                 undersigned at an address other
 tendered by Book-Entry Transfer           than that shown above.
 which are not accepted for
 payment are to be returned by             Mail check and Certificate(s) to:
 credit to an account maintained
 at the Book-Entry Transfer                Name _____________________________
 Facility other than that                         Please Type or Print
 designated.
                                           Address __________________________
 Issue check and Certificate(s)
 to:

                                           __________________________________


 Name _____________________________        __________________________________
        Please Type or Print                       (Include Zip Code)


 Address __________________________        __________________________________

                                             (Tax Identification or Social
 __________________________________                  Security No.)

                                           (See Substitute Form W-9 Included
 __________________________________                    Herewith)
         (Include Zip Code)

 __________________________________
   *(Tax Identification or Social
           Security No.)
 (See Substitute Form W-9 Included
             Herewith)

 [_]Credit Shares tendered by
 Book-Entry Transfer that are not
 accepted for payment to the Book-
 Entry Transfer Facility account
 designated below.

 (DTC Account No.) ________________

 *Signature Guarantee required

                                   IMPORTANT
                              HOLDER(S) SIGN HERE
                           (See Instructions 1 and 5)
             (Please Complete Substitute Form W-9 Contained Herein)

                           Signature(s) of Holder(s)

 Date: ............  , 2000

    (Must be signed by registered Holder(s) exactly as name(s) appear(s) on Certificate(s) or on a security position listing or by person(s) authorized to become registered Holder(s) by Certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, officers of corporations or other person(s) acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

 Name(s) ......................................................................
                                 (Please Print)

 Capacity (Full Title) ........................................................

 Address ......................................................................
 ..............................................................................
                                                      (Include Zip Code)
 ..............................................................................
                     (Daytime Area Code and Telephone No.)
 ..............................................................................
                 (Tax Identification or Social Security Number)

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)
 Authorized Signature: ........................................................
 Name: ........................................................................
                             (Please Type or Print)

 Title: .......................................................................
 Name of Firm: ................................................................

 Address: .....................................................................
 ..............................................................................
                                                      (Include Zip Code)

 Area Code and Telephone Number: ..............................................

 Date: ............  , 2000

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. Signature Guarantee. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, The New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered Holder(s) (which term, for purposes of this document, includes any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered herewith and such Holder(s) has not completed the box entitled either "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

   2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. This Letter of Transmittal must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase).

   Holders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for Book-Entry Transfer on a timely basis may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3--"Procedures for Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) Certificates, as well as a Letter of Transmittal (or copy thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message (as defined in the Offer to Purchase), and all other documents required by this Letter of Transmittal must be received by the Depositary within three business days after the date of execution of such Notice of Guaranteed Delivery. If Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal (or copy thereof) must accompany each such delivery.

   The method of delivery of this Letter of Transmittal, the Shares, Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering Holder, and the delivery will be deemed made only when actually received by the Depositary (including, in the case of Book-Entry Transfer, by Book-Entry Confirmation (as defined in the Offer to Purchase)). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

   No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering Holders, by execution of this Letter of Transmittal (or a copy hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

   3. Inadequate Space. If the space provided under "Description of Shares Tendered" is inadequate, the share Certificate numbers and/or the number of Shares should be listed on a separate schedule and attached hereto.

   4. Partial Tenders (Applicable to Certificate Holders Only; Not Applicable to Shares Which are Tendered by Book-Entry Transfer). If fewer than all the Shares evidenced by any Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such cases, new Certificate(s) evidencing the remainder of the Shares that were evidenced by

Certificate(s) delivered to the Depositary will be sent to the person signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any of the tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of the Shares.

   If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and evidence satisfactory to the Depositary and the Purchaser of such person's authority so to act must be submitted.

   If this Letter of Transmittal is signed by the registered Holder(s) of the Shares transmitted hereby, no endorsements of Certificate(s) or separate stock powers are required unless payment is to be made to, or Certificate(s) evidencing the Shares not tendered or purchased are to be issued in the name of, a person other than the registered Holder(s). Signatures on such Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the Shares tendered hereby, the Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered Holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

   6. Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to or, in the circumstances permitted hereby, if Certificate(s) for the Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered Certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Holder or such person) payable on account of the transfer to such person will be deducted from the purchase price for such Shares if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) listed in this Letter of Transmittal.

   7. Special Payment and Delivery Instructions. If a check for the purchase price is to be issued in the name of, and/or Certificates for the Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the signer of this Letter of Transmittal or if a check and/or such Certificates for Shares are to be mailed to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. A Book-Entry Holder may request that Shares not accepted for payment be credited to such account maintained at the Book-

Entry Transfer Facility as such Book-Entry Holder may designate under "Special Payment Instructions". If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

   8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from, the Information Agent or the Dealer Manager at their respective addresses set forth on the back cover of the Offer to Purchase or from your broker, dealer, commercial bank or trust company.

   9. Lost, Mutilated or Destroyed Certificates. If any Certificates have been lost, mutilated or destroyed, the Holder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares lost. The Holder will then be instructed as to the procedure to be followed in order to replace the relevant Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated or destroyed Certificates have been followed.

   IMPORTANT: THIS LETTER OF TRANSMITTAL OR A COPY HEREOF, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

   Under the "backup withholding" provisions of federal tax law, the Depositary may be required to withhold 31% of the purchase price of Shares purchased pursuant to the Offer. To prevent backup withholding, each tendering shareholder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either: (a) provide the shareholder's correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that such shareholder is awaiting a TIN), and that (i) the shareholder has not been notified by the Internal Revenue Service ("IRS") that the shareholder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the shareholder that the shareholder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If "Applied for" is written in Part I of the substitute Form W-9, the Depositary will retain 31% of any payment of the purchase price for tendered Shares during the 60-day period following the date of the Substitute Form W-9. If the shareholder furnishes the Depositary with his or her TIN within 60 days of the date of the Substitute W-9, the Depositary will remit such amount retained during the 60-day period to the shareholder and no further amounts will be retained or withheld from any payment made to the shareholder thereafter. If, however, the shareholder has not provided the Depositary with his or her TIN within such 60-day period, the Depositary will remit such previously-retained amounts to the IRS as backup withholding and shall withhold 31% of any payment of the purchase price for the tendered Shares made to the shareholder thereafter unless the shareholder furnishes a TIN to the Depositary prior to such payment. In general, an individual's TIN is the individual's Social Security number. If a certificate for tendered Shares is registered in more than one name or is not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, the shareholder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such foreign individual must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Depositary.

   For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how an individual who does not have a TIN can obtain one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the Guidelines of the IRS for Certification of Taxpayer Identification Number on Substitute Form W-9 attached to this Letter of Transmittal.

   Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments for such Shares. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided the appropriate information is furnished to the IRS.

       PAYOR: THE AMERICAN STOCK TRANSFER & TRUST COMPANY, AS DEPOSITARY

                        Name _________________________________________________
 SUBSTITUTE             Address ______________________________________________
 Form W-9                                (Number and Street)
                        -----------------------------------------------------
 Department of             (City)                (State)              (Zip Code)
 the Treasury
 Internal
 Revenue
 Service

                        Check appropriate box:

                        Individual[_]                 Corporation[_]


 Request for            Partnership[_]                Other (specify)[_]
 Taxpayer               Part I.--Please provide        SSN: __________________
 Identification         your taxpayer
 Number (TIN) and       identification number in
 Certification          the space at right. If
                        awaiting TIN, write
                        "Applied For."

                                                       or
                       --------------------------------------------------------
                                                       EIN: __________________

                       --------------------------------------------------------
                        Part II.--For payees exempt from backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."
                       --------------------------------------------------------
                        Part III.--CERTIFICATION
                        Under penalties of perjury, I certify that:

                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

                        (2) I am not subject to backup withholding either
                            because: (a) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding.

                        Certification Instructions--You must cross out item
                        (2) above if you have been notified by the IRS that
                        you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
                       --------------------------------------------------------

                        SIGNATURE ____________________________________________
                        DATE _________________________________________________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

   Questions and requests for assistance may be directed to the Information Agent or Dealer Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal or other related tender offer materials may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

                    The Information Agent for the Offer is:

                           445 Park Avenue, 5th Floor
                            New York, New York 10022
                        Banks and Brokerage Firms Call:
                                 (880) 662-5200

                           Shareholders Please Call:
                                 (800) 566-9061

                      The Dealer Manager for the Offer is:

                              Goldman, Sachs & Co.

                                85 Broad Street
                            New York, New York 10004
                         (212) 902-1000 (call collect)
                        (800) 323-5678 (call toll free)